UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2021

Broadcom Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1320 Ridder Park Drive,
San Jose, California	95131-2313
(Address of principal executive offices)	(Zip Code)

(408) 433-8000

(Registrant’s telephone number, including

area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AVGO	The NASDAQ Global Select Market
8.00% Mandatory Convertible Preferred Stock, Series A, $0.001 par value	AVGOP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Beginning after the market closed on January 6, 2021, Broadcom Inc. (“Broadcom”) provided the attached presentation (the “Investor Presentation”) to certain investors. Broadcom expects to use the Investor Presentation, in whole or in part, in connection with presentations to additional investors. The Investor Presentation is attached hereto as Exhibit 99.1. The foregoing description is qualified in its entirety by reference to the full text of the Investor Presentation, which is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Broadcom’s and our management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: the COVID-19 pandemic, which has, and will likely continue to, negatively impact the global economy and disrupt normal business activity, and which may have an adverse effect on our results of operations; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; global economic conditions and concerns; global political and economic conditions; government regulations, trade restrictions and trade tensions; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; dependence on and risks associated with distributors and resellers of our products; dependence on senior management and our ability to attract and retain qualified personnel; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions; involvement in legal or administrative proceedings; quarterly and annual fluctuations in operating results; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; cyclicality in the semiconductor industry or in our target markets; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities, warehouses or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which our products are designed; our ability to sell to new types of customers and to keep pace with technological advances; our compliance with privacy and data security laws; our ability to protect against a breach of security systems; fluctuations in foreign exchange rates; our provision for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result.

Our filings with the SEC, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information and Where to Find It

Broadcom, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Broadcom’s stockholders in connection with the matters to be considered at Broadcom’s 2021 Annual Meeting of Stockholders. Information regarding the identity of Broadcom’s directors and executive officers and their respective direct or indirect interests in Broadcom, by security holdings or otherwise, can be found in Broadcom’s proxy statement for its 2020 Annual Meeting of Stockholders, filed with the SEC on February 18, 2020. To the extent holdings of Broadcom’s securities by such directors or executive officers have changed since the amounts set forth in Broadcom’s proxy statement for the 2020 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at http://www.sec.gov. Broadcom intends to file a proxy statement with the SEC in connection with the solicitation of proxies from Broadcom stockholders in connection with the matters to be considered at Broadcom’s 2021 Annual Meeting of Stockholders. Additional information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Broadcom’s 2021 Annual Meeting of Stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AS WELL AS ANY OTHER DOCUMENTS FILED BY BROADCOM WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain copies of the proxy statement, any amendments or supplements to the proxy statement and other documents filed by Broadcom with the SEC for no charge at the SEC’s website at http://www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Broadcom’s corporate website at https://investors.broadcom.com or by contacting Broadcom’s Investor Relations department at investor.relations@broadcom.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation dated January 6, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2021

Broadcom Inc.

By:	/s/ Mark Brazeal
Name:	Mark Brazeal
Title:	Chief Legal Officer

Broadcom Inc. Presentation January 6, 2021 Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and other statements identified by words such as "will", "expect", "believe", "anticipate", "estimate", "should", "intend", "plan", "potential", "predict" "project", "aim", and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside Broadcom's and our management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect future results include risks associated with: the COVID-19 pandemic, which has, and will likely continue to, negatively impact the global economy and disrupt normal business activity, and which may have an adverse effect on our results of operations; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; global economic conditions and concerns; global political and economic conditions; government regulations, trade restrictions and trade tensions; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; dependence on and risks associated with distributors and resellers of our products; dependence on senior management and our ability to attract and retain qualified personnel; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions; involvement in legal or administrative proceedings; quarterly and annual fluctuations in operating results; our ability to accurately estimate customers' demand and adjust our manufacturing and supply chain accordingly; cyclicality in the semiconductor industry or in our target markets; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers' manufacturing facilities, warehouses or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which our products are designed; our ability to sell to new types of customers and to keep pace with technological advances; our compliance with privacy and data security laws; our ability to protect against a breach of security systems; fluctuations in foreign exchange rates; our provision for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result. Our filings with the SEC, which you may obtain for free at the SEC's website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information and Where to Find It Broadcom, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Broadcom’s stockholders in connection with the matters to be considered at Broadcom’s 2021 Annual Meeting of Stockholders. Information regarding the identity of Broadcom’s directors and executive officers and their respective direct or indirect interests in Broadcom, by security holdings or otherwise, can be found in Broadcom’s proxy statement for its 2020 Annual Meeting of Stockholders, filed with the SEC on February 18, 2020. To the extent holdings of Broadcom’s securities by such directors or executive officers have changed since the amounts set forth in Broadcom’s proxy statement for the 2020 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at http://www.sec.gov. Broadcom intends to file a proxy statement with the SEC in connection with the solicitation of proxies from Broadcom stockholders in connection with the matters to be considered at Broadcom’s 2021 Annual Meeting of Stockholders. Additional information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Broadcom’s 2021 Annual Meeting of Stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AS WELL AS ANY OTHER DOCUMENTS FILED BY BROADCOM WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain copies of the proxy statement, any amendments or supplements to the proxy statement and other documents filed by Broadcom with the SEC for no charge at the SEC’s website at http://www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Broadcom’s corporate website at https://investors.broadcom.com or by contacting Broadcom’s Investor Relations department at investor.relations@broadcom.com.

Silicon Valley Founded and headquartered $23.9B FY20 net revenue 25 Category-leading semiconductor and infrastructure software franchises Broadcom at a Glance Global technology leader that designs, develops, and supplies a broad range of semiconductor and infrastructure software solutions Proven, mission-critical technologies with a focus on “connecting everything”® more efficiently, reliably and securely Cutting-edge products used in a wide range of industries including telecommunications, manufacturing, energy, transportation, healthcare and finance Built on 50 Years of Innovation, Collaboration, Engineering Excellence and Technology Leadership ~23,000 patents One of the industry’s broadest IP portfolios $5.0B Investment in R&D in FY20

Heritage of Innovation 2005 1961 2018 2017 2014 2016 2019 2009 IPO Semiconductors Infrastructure Software 2007 1960 1991 1981 1995 1976 1982 Enterprise Security

23.5% one-year TSR 15.7% annual average TSR increase over the past three years Creating Significant Returns for Shareholders 2,500%+ absolute TSR since IPO in 2009 26.8% annual average TSR increase over the past five years 34.0% annual average TSR increase since IPO in 2009 * TSR calculated on a fiscal year basis

Engaged, Experienced Board Provides Independent Oversight Separate Chairman and CEO roles, with a Lead Independent Director Board oversees talent development for CEO and key executives, which is reviewed by the Board at least bi-annually Key Facts Age Tenure Gender Diversity Diane M. Bryant Director Compensation Committee Gayla J. Delly Director Audit, Nominating, Corporate Governance & ESG Committees Raul J. Fernandez Director Audit, Nominating, Corporate Governance & ESG Committees Eddy Hartenstein Lead Independent Director Compensation, Nominating, Corporate Governance & ESG, Executive Committees Active refreshment process, resulting in the addition of 5 new directors since 2017 Independence Check Kian Low Director Compensation, Nominating, Corporate Governance & ESG Committees Justine F. Page Director Audit, Executive Committees Henry Samueli, Ph.D. Chairman of the Board Executive Committee Hock E. Tan President, Chief Executive Officer Executive Committee Harry L. You Director Audit, Compensation Committees

Corporate Officers and Leaders Hock E. Tan President & CEO Mark Brazeal Chief Legal Officer Kirsten Spears CFO & Chief Accounting Officer Debbie Streeter VP, Human Resources Yuan Xing Lee, Ph.D. VP, Central Engineering Charlie Kawwas, Ph.D. Chief Operating Officer Ivy Pong VP, Global Taxation Rebecca Boyden VP, Corporate Finance Alan Davidson Chief Information Officer Tom Krause President, Infrastructure Software Group

Equity Plan Amendment Details Broadcom 2012 Plan CEO and other key executives are ineligible Over 100 million shares available Automatic share replenishment Avago 2009 Plan Plan expired in 2019 LSI 2003 Plan Serves only part of employee base 3 million shares available Limits only on director awards Broad-based plan: Will serve all eligible employees, including CEO Improved governance: Eliminated evergreen provision and now requires shareholder approval for repricing of underwater options Share reserve: Will reduce available share reserve from >100 million to 20 million shares (>80% reduction; <5% dilution) Single active plan: Upon ratification, Broadcom would no longer grant shares from the LSI 2003 Plan Reasonable expected term: Expected to provide sufficient shares to fund expected broad-based employee grants for at least 3 years Economical solution: Amending the 2012 plan is more efficient than creating a new plan; new plan would require new regional sub-plans and qualifications in local jurisdictions Current Equity Plans Amended 2012 Broadcom Plan Streamlined and aligned with market standards To be ratified by shareholders in 2021

Compensation Philosophy Why the Changes to Equity Plans and Granting Practices? The changes update our practices to market standards, in line with peers and shareholder preferences Why Now? Necessary changes as part of the senior leadership announcements in order to fund promotion grants in a way that aligns with shareholder preference and industry standard Needed to allow us to continue with our broad-based equity granting philosophy and practice Right time to simplify our structure, modernize our equity granting practices and seek shareholder support for this streamlined framework Equity Compensation Plan CEO Equity Grants LEGACY Separate and fragmented inherited plans serving limited participants Evergreen provision NEW / PROPOSED Single equity plan serving all eligible employees Fixed share reserve Modernized equity governance Periodic multi-year awards 100% performance based CEO not eligible for new equity awards under existing plans Annual grants 100% performance based Our philosophy is unchanged: We believe in paying for performance and long-term, broad-based equity alignment, which motivates our employees to help Broadcom succeed and enables them to share in that success

Connecting Everything, Responsibly Environmental Effective use of natural resources is beneficial from a sustainability perspective and a business perspective: improves operational performance and reduces costs Significant investments to reduce our energy use and carbon emissions, particularly PFC emissions Substantial reduction in water use in production facilities through efficiency, recycling and reclamation Some of our products support sustainable energy applications, including in electric vehicle and renewable energy generation equipment Social We are a multi-national, multi-cultural company, employing a diverse global workforce Transparent and meritocratic work environment, with over 20,000 employees Focused on attracting, developing and retaining a talented, diverse and engaged workforce Innovation thrives in a diverse and inclusive work environment Disclosure on the racial / ethnic makeup of our U.S. workforce in the upcoming ESG report Governance Board oversight of ESG via our Nominating, Corporate Governance & ESG Committee Publishing our first sustainability report in February, aligned to SASB and GRI Active board refreshment: 5 of 9 directors added since 2017 Separate Chairman and CEO roles, with a Lead Independent Director Diverse board: 33% female, 44% are non-Caucasian 4.5 year average tenure